Post-Balance Sheet Events	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Post-balance sheet events	Post-balance sheet eventsOn July 25, 2023, Shell announced the agreement to sell its participating interest in Indonesia’s Masela Production Sharing Contract (“Masela PSC”) to Indonesia’s PT Pertamina Hulu Energi and PETRONAS Masela Sdn. Bhd. The sale concerns Shell's participating interest of 35% in the Masela PSC, which includes the Abadi gas project. The base consideration for the sale is $325 million in cash with an additional contingent amount of $325 million to be paid when the final investment decision is taken on the Abadi gas project. The transaction has an effective date of January 1, 2023 and is targeted to be completed in the third quarter 2023, subject to completion of conditions, which include among others, regulatory approval to be obtained from the Indonesia’s Ministry of Energy and Mineral Resources.